EXHIBIT 99.3

Slide 1

GLOBAL

POWER

EQUIPMENT GROUP

Second Quarter 2003 Earnings Call

July 29, 2003

10:00 AM EDT

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Slide 2

“Forward Looking Statements”

Statements made during this presentation are based on management’s beliefs as well as assumptions made by, and information currently available to management, pursuant to “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. While these statements reflect our best judgment, they are subject to risks and uncertainties that could cause a change in focus and direction. Information concerning some of the factors that could cause actual results to differ materially from those in, or implied by, the forward looking statements are set forth under “Risk Factors” in the Company’s Form 10-K for the period ending December 28, 2002.

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Slide 3

Current Major Market Opportunities

[GRAPHIC]

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Slide 4

Financial Results – 2Q03 vs. 2Q02

In $000s, except per share and % chg

	2Q03	2Q02	% Chg
Revenues	$64,002	$162,916	-60.7%
Direct Costs	$47,052	$127,026	-63.0%

Gross Margin	$16,950	$35,890	-52.8%
Gross Margin Percent	26.5%	22.0%	+4.5	pts
Operating Expenses
G&A	$5,753	$6,523	-11.8%
Other	$2,902	$4,298	-32.5%

Total Operating Expenses	$8,655	$10,821	-20.0%
Operating Profit	$8,295	$25,069	-66.9%
Net Interest Expense	$394	$1,105	-64.3%
Net Income Before Income Taxes	$7,901	$23,964	-67.0%
Income Tax Provision	$3,081	$9,346	-67.0%

Net Income	$4,820	$14,618	-67.0%
Diluted Shares Outstanding	45,756	45,639	0.3%
EPS	$0.11	$0.32	-65.6%
EBITDA	$9,193	$25,982	-64.6%

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Slide 5

Financial Results – YTD03 vs. YTD02

In $000s, except per share and % chg

	YTD03	YTD02	% Chg
Revenues	$141,028	$366,443	-61.5%
Direct Costs	$102,860	$293,825	-65.0%

Gross Margin	$38,168	$72,618	-47.4%
Gross Margin Percent	27.1%	19.8%	+7.3	pts
Operating Expenses
G&A	$12,010	$12,291	-2.3%
Other	$6,109	$8,985	-32.0%

Total Operating Expenses	$18,119	$21,276	-14.8%
Operating Profit	$20,049	$51,342	-61.0%
Net Interest Expense	$892	$2,388	-62.6%
Net Income Before Income Taxes	$19,157	$48,954	-60.9%
Income Tax Provision	$7,471	$19,092	-60.9%

Net Income	$11,686	$29,862	-60.9%
Diluted Shares Outstanding	45,618	45,642	-.1%
EPS	$0.26	$0.65	-60.0%
EBITDA	$21,855	$53,145	-58.9%

Slide 6

Gross Margins
By Quarter

30%
25%
20%
15%
10%
26.5%
Average
20.0%
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q
1999
2000
2001
2002
2003

Average for year	17.9%	17.0%	18.2%	22.4%	27.1%

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Slide 6

Gross Margins

By Quarter

[GRAPH]

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Slide 7

Financial Results

Segment and Geographic Details

2Q03 vs. 2Q02 and YTD03 vs. YTD02

In $000s, except % chg

Revenues	2Q03	2Q02	Change	% Chg
Heat Recovery Equipment	$30,480	$86,400	$(55,920)	(64.7)%
Auxiliary Power Equipment	33,522	76,516	(42,994)	(56.2)%

Total	$64,002	$162,916	$(98,914)	(60.7)%

United States	$46,097	$145,364	$(99,267)	(68.3)%
Asia	$4,603	$9,141	$(4,538)	(49.6)%
Europe	$7,677	$3,158	$4,519	143.1%
Other	$5,625	$5,253	$372	7.1%

Revenues	YTD03	YTD02	Change	% Chg
Heat Recovery Equipment	$67,177	$206,522	$(139,345)	(67.5)%
Auxiliary Power Equipment	$73,851	$159,921	$(86,070)	(53.8)%

Total	$141,028	$366,443	$(225,415)	(61.5)%

United States	$99,135	$322,774	$(223,639)	(69.3)%
Asia	$8,078	$12,535	$(4,457)	(35.6)%
Europe	$14,219	$12,638	$1,581	12.5%
Other	$19,596	$18,496	$1,100	5.9%

Slide 8

Historical Backlog

By Month

750
500
250
0
$ MMs
At quarter's end
J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J
1999
2000
2001
2002
2003

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Slide 8

Historical Backlog

By Month

[GRAPH]

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Slide 9

Financial Results – YTD2003

Cash & Cash Usage

In $000s

	FY2001	FY2002	YTD2003
Beginning of period cash	$26,308	$2,435	$59,042
EBITDA	94,361	92,936	21,855
Other operating, investing, financing activities	6,790	10,568	(15,868)
Change in debt	(113,465)	(45,556)	(19,655)
Capital expenditures, net	(11,559)	(1,341)	10
Change in cash	(23,873)	56,607	(13,658)
Cash at end of period	$2,435	$59,042	$72,700

Total debt / net debt as of:
12/30/00 Debt	$219,094
Net Debt	192,786

12/29/01 Debt		$105,629
Net Debt		103,194

12/28/02 Debt			$60,073
Net Debt			1,031

6/28/03 Debt				$40,418
Net Debt				(32,282)

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Slide 10

Key Financial Statistics

As of 6/28/03
Net working capital (average LTM) – $000s	$(8,460)
EBITDA – $000s	$21,855
Total debt – $000s	$40,418
Cash & Cash Equivalents – $000s	$72,700
Net debt – $000s	$(32,282)
Stockholder’s equity – $000s	$142,824
Total capital invested (Stockholders equity + LT-Debt) – $000s	$183,242
Total debt to total capitalization	22.1%
Pre-tax Return on Average Invested Capital	29.5%
Pre-tax Return on Average Equity	41.9%

*Pre-tax returns are based on reported pre-tax earnings over the past four quarters for average invested capital and average equity

Slide 11

Thank You

GLOBAL

POWER

EQUIPMENT GROUP

For Additional Information Please Contact:

Bob Zwerneman

Director, Investor Relations

Global Power Equipment Group

(918) 274-2398

bobz@globalpower.com